Exhibit 99.1

Sonic Automotive Reports All-Time Record Quarterly Revenues

Previously Announced Strategic Adjustments to EchoPark Business Expected to Enhance Near-Term Performance While Maintaining Long-Term Strategic Plan

CHARLOTTE, N.C. – July 27, 2023 – Sonic Automotive, Inc. (“Sonic Automotive,” “Sonic,” the “Company,” "we," "us" or "our") (NYSE:SAH), one of the nation’s largest automotive retailers, today reported financial results for the second quarter ended June 30, 2023.

Second Quarter 2023 Financial Summary
•All-time record quarterly revenues of $3.7 billion, up 4% year-over-year; quarterly gross profit of $568.9 million, down 3% year-over-year
•Reported second quarter net income of $23.4 million, down 75% year-over-year ($0.65 earnings per diluted share, down 72% year-over-year)
▪Adjusted second quarter net income* was $66.0 million, down 33% year-over-year ($1.83 adjusted earnings per diluted share*, down 25% year-over-year)
•Reported selling, general and administrative (“SG&A”) expenses as a percentage of gross profit of 68.9% (59.7% on a Franchised Dealerships Segment basis)
▪Adjusted SG&A expenses as a percentage of gross profit* of 70.5% (63.3% on a Franchised Dealerships Segment basis)
•EchoPark Segment revenues of $600.6 million, down 9% year-over-year; EchoPark Segment gross profit of $26.8 million, down 44% year-over-year; EchoPark Segment retail used vehicle unit sales volume of 17,084, up 4% year-over-year

EchoPark Update
•Completed previously announced plan to indefinitely suspend operations at eight EchoPark retail hub locations and 14 related EchoPark delivery/buy centers, plus three Northwest Motorsport locations within the EchoPark Segment (collectively, the "closed EchoPark stores"), representing a total of $13.2 million of segment loss in the second quarter of 2023
•Recorded a second quarter 2023 charge related to the closed EchoPark stores of approximately $75.2 million, including $62.6 million of non-cash impairment charges, $2.2 million of severance, $0.4 million of non-cash lease exit charges and $10.0 million of non-cash inventory valuation adjustments (of which $7.7 million relates to stores with ongoing operations)
•Expect ongoing expenses associated with the closed EchoPark stores of approximately $2.5 million to $3.0 million per quarter
•Reiterate previously issued guidance of an expected return to breakeven EchoPark Segment adjusted EBITDA* in the first quarter of 2024

* Represents a non-GAAP financial measure - please refer to the discussion and reconciliation of non-GAAP financial measures below.

Management Commentary
David Smith, Chairman and Chief Executive Officer of Sonic Automotive, stated, “Our team remains focused on executing our strategic plan and adapting our business to an evolving industry backdrop. I am extremely proud of our team's continued efforts to maximize profitability in the near-term, while positioning Sonic for long-term success. We believe the strategic investments in our business and our teammates will allow us to continue to deliver an exceptional guest experience while generating returns for our stockholders in the long run.”

Jeff Dyke, President of Sonic Automotive, commented, “Our team's combined decades of experience in the automotive retail industry has taught us that making tough business decisions in the short-term can pay dividends over time. We remain confident in the long-term potential for EchoPark and believe that the steps we have taken to improve near-term financial performance will position us to achieve our strategic goals. In the meantime, our franchised dealerships and powersports teams continue to perform at a high level, maintaining our focus on profitability enhancements and cash flow generation as market conditions begin to normalize.”

Heath Byrd, Chief Financial Officer of Sonic Automotive, added, “Our strong balance sheet and cash flows provide us with the flexibility to continue to enhance our diversified business model and adapt to changes in the macroeconomic and industry backdrop. As of June 30, 2023, we had $864 million of liquidity, including $407 million in cash and floor plan deposits on hand. With the improvements we have made to the EchoPark cost structure, we believe we remain well-positioned to achieve our financial goals and continue to deliver long-term returns for our stockholders.”

Second Quarter 2023 Segment Highlights
The financial measures discussed below are results for the second quarter of 2023 with comparisons made to the second quarter of 2022, unless otherwise noted.
•Franchised Dealerships Segment operating results include:
•Same store revenues up 6%; same store gross profit down 2%
•Same store retail new vehicle unit sales volume up 12%; same store retail new vehicle gross profit per unit down 25%, to $4,986
•Same store retail used vehicle unit sales volume down 10%; same store retail used vehicle gross profit per unit down 3%, to $1,618
•Same store parts, service and collision repair (“Fixed Operations”) gross profit up 9%; same store customer pay gross profit up 11%; same store warranty gross profit up 6%; same store Fixed Operations gross margin down 10 basis points, to 49.6%
•Same store finance and insurance ("F&I") gross profit up 4%; same store F&I gross profit per retail unit of $2,522, up 4% (all-time record quarterly Franchised Dealerships Segment F&I per unit of $2,516, up 2%)
•On a trailing quarter cost of sales basis, the Franchised Dealerships Segment had 30 days’ supply of new vehicle inventory (including in-transit) and 31 days’ supply of used vehicle inventory
•EchoPark Segment operating results include:
•Revenues of $600.6 million, down 9%; gross profit of $26.8 million, down 44% (reported gross profit includes a $10.0 million charge related to used vehicle inventory valuation adjustments)

•Revenues from the closed EchoPark stores were $74.4 million, down 30%; gross profit from the closed EchoPark stores was $3.1, down 37%
•Retail used vehicle unit sales volume of 17,084, up 4%
•Retail used vehicle unit sales volume from the closed EchoPark stores was 2,324 units (14% of EchoPark Segment retail used vehicle unit sales volume)
•Reported segment loss of $52.8 million, adjusted segment loss* of $40.0 million, and adjusted EBITDA* loss of $31.8 million
•Reported segment loss from the closed EchoPark stores was $13.2 million
•Retail used vehicle unit sales volume was comprised of 82% 1-4-year-old vehicles and 18% 5-plus-year-old vehicles, with 23% of retail used vehicle unit sales volume sourced from non-auction sources
•On a trailing quarter cost of sales basis, the EchoPark Segment had 39 days’ supply of used vehicle inventory
•Powersports Segment operating results include:
•Revenues of $45.0 million, gross profit of $12.8 million, gross margin of 28.5%
•Segment income of $2.0 million and adjusted EBITDA* of $3.4 million
•Year-over-year comparative financial results are not meaningful due to the timing of acquisitions of Horny Toad Harley-Davidson in Temple, Texas (one store acquired in January 2022), Team Mancuso Powersports in Houston, Texas (seven stores acquired in August 2022), and Black Hills Harley-Davidson in Sturgis, South Dakota (five stores acquired in February 2023)

* Represents a non-GAAP financial measure - please refer to the discussion and reconciliation of non-GAAP financial measures below.

Acquisition and Disposition Activity
During the second quarter of 2023, Sonic disposed of three franchised dealerships in Alabama and North Carolina, which generated net cash from disposition of approximately $52.3 million and a net gain on disposition of approximately $20.9 million. These disposed stores represent projected annualized revenues of approximately $170 million and projected annualized pre-tax income of approximately $5 million.

Dividend
Sonic’s Board of Directors approved a quarterly cash dividend of $0.29 per share, payable on October 13, 2023 to all stockholders of record on September 15, 2023.

Second Quarter 2023 Earnings Conference Call
Senior management will hold a conference call today at 11:00 A.M. (Eastern). Investor presentation and earnings press release materials will be accessible beginning prior to the conference call on the Company’s website at ir.sonicautomotive.com.

To access the live webcast of the conference call, please go to ir.sonicautomotive.com and select the webcast link at the top of the page. For telephone access to this conference call, please dial (866) 682-6100 (domestic) or +1 (862) 298-0702 (international) and ask to be connected to the Sonic Automotive Second Quarter 2023 Earnings Conference Call. Dial-in access remains available throughout the live call; however, to ensure you are connected for the full call we suggest dialing in at least 10 minutes before the start of the call. A webcast replay will be available following the call for 14 days at ir.sonicautomotive.com.

About Sonic Automotive
Sonic Automotive, Inc., a Fortune 500 company based in Charlotte, North Carolina, is on a quest to become the most valuable automotive retailer and service brand in America. Our Company culture thrives on creating, innovating, and providing industry-leading guest experiences, driven by strategic investments in technology, teammates, and ideas that ultimately fulfill ownership dreams, enrich lives, and deliver happiness to our guests and teammates. As one of the largest automotive retailers in America, we are committed to delivering on this goal while pursuing expansive growth and taking progressive measures to be the leader in this category. Our new platforms, programs, and people are set to drive the next generation of automotive experiences. More information about Sonic Automotive can be found at www.sonicautomotive.com and ir.sonicautomotive.com.

About EchoPark Automotive
EchoPark Automotive is one of the most comprehensive retailers of nearly new pre-owned vehicles in America today. Our unique business model offers a best-in-class shopping and utilizes one of the most innovative technology-enabled sales strategies in our industry. Our approach provides a personalized and proven guest-centric buying process that consistently delivers award-winning guest experiences and superior value to car buyers nationwide, with savings of up to $3,000 versus the competition. Consumers have responded by putting EchoPark at number one among national pre-owned vehicle retailers in products, sales, and service based on Google Reviews between April 2021 through April 2022, while receiving the 2023 Consumer Satisfaction Award from DealerRater. EchoPark’s mission is in the name: Every Car, Happy Owner. This drives the experience for guests and differentiates EchoPark from the competition. More information about EchoPark Automotive can be found at www.echopark.com.

Forward-Looking Statements
Included herein are forward-looking statements, including statements regarding anticipated future EchoPark profitability, anticipated future EchoPark adjusted EBITDA, and anticipated future expenses related to closed locations. There are many factors that affect management’s views about future events and trends of the Company’s business. These factors involve risks and uncertainties that could cause actual results or trends to differ materially from management’s views, including, without limitation, economic conditions in the markets in which we operate, supply chain disruptions and manufacturing delays, labor shortages, the impacts of inflation and increases in interest rates, new and used vehicle industry sales volume, future levels of consumer demand for new and used vehicles, anticipated future growth in each of our operating segments, the success of our operational strategies, the rate and timing of overall economic expansion or contraction, the integration of recent or future acquisitions, and the risk factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and other reports and information filed with the United States Securities and Exchange Commission (the “SEC”). The Company does not undertake any obligation to update forward-looking information, except as required under federal securities laws and the rules and regulations of the SEC.

Non-GAAP Financial Measures
This press release and the attached financial tables contain certain non-GAAP financial measures as defined under SEC rules, such as adjusted net income, adjusted earnings per diluted share, adjusted SG&A expenses as a percentage of gross profit, adjusted segment loss, and adjusted EBITDA. As required by SEC rules, the Company has provided reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures in the schedules included in this press release. The Company believes that these non-GAAP financial measures improve the transparency of the Company’s disclosures and provide a meaningful presentation of the Company’s results.

Company Contacts
Investor Inquiries:
Heath Byrd, Executive Vice President and Chief Financial Officer
Danny Wieland, Vice President, Investor Relations & Financial Reporting
ir@sonicautomotive.com

Press Inquiries:
Sonic Automotive Media Relations
media.relations@sonicautomotive.com

Sonic Automotive, Inc.
Results of Operations (Unaudited)
Results of Operations - Consolidated

	Three Months Ended June 30,		Better / (Worse)	Six Months Ended June 30,		Better / (Worse)
	2023	2022	% Change	2023	2022	% Change
	(In millions, except per share amounts)
Revenues:
Retail new vehicles	$1,608.2	$1,344.3	20%	$3,051.0	$2,695.6	13%
Fleet new vehicles	28.3	19.8	43%	47.1	38.0	24%
Total new vehicles	1,636.5	1,364.1	20%	3,098.1	2,733.6	13%
Used vehicles	1,305.9	1,448.3	(10)%	2,650.8	2,818.4	(6)%
Wholesale vehicles	91.5	121.4	(25)%	177.0	290.2	(39)%
Total vehicles	3,033.9	2,933.8	3%	5,925.9	5,842.2	1%
Parts, service and collision repair	443.7	399.2	11%	874.2	780.5	12%
Finance, insurance and other, net	175.3	173.2	1%	344.0	339.7	1%
Total revenues	3,652.9	3,506.2	4%	7,144.1	6,962.4	3%
Cost of sales:
Retail new vehicles	(1,466.8)	(1,176.0)	(25)%	(2,771.5)	(2,359.6)	(17)%
Fleet new vehicles	(27.0)	(18.9)	(43)%	(45.0)	(36.2)	(24)%
Total new vehicles	(1,493.8)	(1,194.9)	(25)%	(2,816.5)	(2,395.8)	(18)%
Used vehicles	(1,274.4)	(1,401.7)	9%	(2,589.3)	(2,724.0)	5%
Wholesale vehicles	(92.5)	(120.2)	23%	(174.9)	(287.6)	39%
Total vehicles	(2,860.7)	(2,716.8)	(5)%	(5,580.7)	(5,407.4)	(3)%
Parts, service and collision repair	(223.3)	(200.6)	(11)%	(440.9)	(394.9)	(12)%
Total cost of sales	(3,084.0)	(2,917.4)	(6)%	(6,021.6)	(5,802.3)	(4)%
Gross profit	568.9	588.8	(3)%	1,122.5	1,160.1	(3)%
Selling, general and administrative expenses	(391.9)	(402.8)	3%	(804.7)	(789.8)	(2)%
Impairment charges	(62.6)	—	(100)%	(62.6)	—	(100)%
Depreciation and amortization	(36.1)	(31.2)	(16)%	(70.5)	(61.1)	(15)%
Operating income (loss)	78.3	154.8	(49)%	184.7	309.2	(40)%
Other income (expense):
Interest expense, floor plan	(17.0)	(6.1)	(179)%	(31.5)	(11.1)	(184)%
Interest expense, other, net	(28.9)	(21.3)	(36)%	(57.3)	(42.1)	(36)%
Other income (expense), net	0.1	(0.2)	150%	0.2	0.1	100%
Total other income (expense)	(45.8)	(27.6)	(66)%	(88.6)	(53.1)	(67)%
Income (loss) before taxes	32.5	127.2	(74)%	96.1	256.1	(62)%
Provision for income taxes - benefit (expense)	(9.1)	(32.4)	72%	(25.0)	(64.0)	61%
Net income (loss)	$23.4	$94.8	(75)%	$71.1	$192.1	(63)%

Basic earnings (loss) per common share	$0.66	$2.40	(73)%	$2.00	$4.81	(58)%
Basic weighted-average common shares outstanding	35.3	39.5	11%	35.6	40.0	11%

Diluted earnings (loss) per common share	$0.65	$2.34	(72)%	$1.95	$4.67	(58)%
Diluted weighted-average common shares outstanding	36.0	40.5	11%	36.5	41.2	12%

Dividends declared per common share	$0.29	$0.25	16%	$0.57	$0.37	54%

Franchised Dealerships Segment - Reported

	Three Months Ended June 30,		Better / (Worse)	Six Months Ended June 30,		Better / (Worse)
	2023	2022	% Change	2023	2022	% Change
	(In millions, except unit and per unit data)
Revenues:
Retail new vehicles	$1,583.3	$1,341.7	18%	$3,004.3	$2,687.4	12%
Fleet new vehicles	28.3	19.9	42%	47.1	38.0	24%
Total new vehicles	1,611.6	1,361.6	18%	3,051.4	2,725.4	12%
Used vehicles	774.5	871.9	(11)%	1,542.0	1,725.7	(11)%
Wholesale vehicles	55.6	79.2	(30)%	114.0	185.5	(39)%
Total vehicles	2,441.7	2,312.7	6%	4,707.4	4,636.6	2%
Parts, service and collision repair	433.4	398.1	9%	857.2	778.7	10%
Finance, insurance and other, net	132.2	129.8	2%	249.4	256.2	(3)%
Total revenues	3,007.3	2,840.6	6%	5,814.0	5,671.5	3%
Gross Profit:
Retail new vehicles	136.9	167.3	(18)%	270.9	333.8	(19)%
Fleet new vehicles	1.3	0.9	44%	2.1	1.8	17%
Total new vehicles	138.2	168.2	(18)%	273.0	335.6	(19)%
Used vehicles	44.5	43.7	2%	85.3	90.6	(6)%
Wholesale vehicles	(1.0)	(0.5)	(100)%	1.0	(0.9)	211%
Total vehicles	181.7	211.4	(14)%	359.3	425.3	(16)%
Parts, service and collision repair	215.4	198.1	9%	425.0	384.8	10%
Finance, insurance and other, net	132.2	129.8	2%	249.4	256.2	(3)%
Total gross profit	529.3	539.3	(2)%	1,033.7	1,066.3	(3)%
Selling, general and administrative expenses	(316.1)	(327.5)	3%	(647.3)	(642.9)	(1)%
Impairment charges	—	—	—%	—	—	—%
Depreciation and amortization	(27.9)	(25.3)	(10)%	(54.5)	(50.0)	(9)%
Operating income (loss)	185.3	186.5	(1)%	331.9	373.4	(11)%
Other income (expense):
Interest expense, floor plan	(11.9)	(3.9)	(205)%	(21.8)	(7.2)	(203)%
Interest expense, other, net	(27.5)	(20.2)	(36)%	(54.4)	(40.3)	(35)%
Other income (expense), net	—	(0.3)	100%	0.1	0.1	—%
Total other income (expense)	(39.4)	(24.4)	(61)%	(76.1)	(47.4)	(61)%
Income (loss) before taxes	145.9	162.1	(10)%	255.8	326.0	(22)%
Add: Impairment charges	—	—	—%	—	—	—%
Segment income (loss)	$145.9	$162.1	(10)%	$255.8	$326.0	(22)%

Unit Sales Volume:
Retail new vehicles	27,358	24,342	12%	51,897	48,944	6%
Fleet new vehicles	590	422	40%	1,031	782	32%
Total new vehicles	27,948	24,764	13%	52,928	49,726	6%
Used vehicles	25,197	28,156	(11)%	50,304	55,234	(9)%
Wholesale vehicles	5,516	5,851	(6)%	10,999	12,623	(13)%
Retail new & used vehicles	52,555	52,498	—%	102,201	104,178	(2)%
Used-to-New Ratio	0.92	1.16	(21)%	0.97	1.13	(14)%

Gross Profit Per Unit:
Retail new vehicles	$5,003	$6,871	(27)%	$5,221	$6,821	(23)%
Fleet new vehicles	$2,099	$2,235	(6)%	$2,065	$2,285	(10)%
New vehicles	$4,942	$6,792	(27)%	$5,159	$6,749	(24)%
Used vehicles	$1,765	$1,553	14%	$1,695	$1,640	3%
Finance, insurance and other, net	$2,516	$2,472	2%	$2,440	$2,460	(1)%
NM = Not Meaningful

Franchised Dealerships Segment - Same Store

	Three Months Ended June 30,		Better / (Worse)	Six Months Ended June 30,		Better / (Worse)
	2023	2022	% Change	2023	2022	% Change
	(In millions, except unit and per unit data)
Revenues:
Retail new vehicles	$1,558.2	$1,323.9	18%	$2,953.7	$2,653.8	11%
Fleet new vehicles	28.4	19.9	43%	47.2	38.0	24%
Total new vehicles	1,586.6	1,343.8	18%	3,000.9	2,691.8	11%
Used vehicles	761.9	857.2	(11)%	1,513.4	1,695.2	(11)%
Wholesale vehicles	54.5	78.3	(30)%	112.0	183.0	(39)%
Total vehicles	2,403.0	2,279.3	5%	4,626.3	4,570.0	1%
Parts, service and collision repair	427.3	392.5	9%	843.5	767.9	10%
Finance, insurance and other, net	130.1	124.8	4%	245.4	246.2	—%
Total revenues	2,960.4	2,796.6	6%	5,715.2	5,584.1	2%
Gross Profit:
Retail new vehicles	133.8	160.0	(16)%	265.1	319.1	(17)%
Fleet new vehicles	1.2	0.9	33%	2.1	1.8	17%
Total new vehicles	135.1	161.0	(16)%	267.2	320.9	(17)%
Used vehicles	40.0	45.9	(13)%	78.5	93.0	(16)%
Wholesale vehicles	(0.3)	(0.6)	50%	1.4	(0.9)	256%
Total vehicles	174.8	206.3	(15)%	347.1	413.0	(16)%
Parts, service and collision repair	212.0	195.2	9%	417.5	379.1	10%
Finance, insurance and other, net	130.1	124.8	4%	245.4	246.2	—%
Total gross profit	$516.9	$526.3	(2)%	$1,010.0	$1,038.3	(3)%

Unit Sales Volume:
Retail new vehicles	26,844	23,936	12%	50,840	48,170	6%
Fleet new vehicles	590	422	40%	1,031	782	32%
Total new vehicles	27,434	24,358	13%	51,871	48,952	6%
Used vehicles	24,737	27,596	(10)%	49,260	54,099	(9)%
Wholesale vehicles	5,418	5,764	(6)%	10,790	12,426	(13)%
Retail new & used vehicles	51,581	51,532	—%	100,100	102,269	(2)%
Used-to-New Ratio	0.92	1.15	(20)%	0.97	1.12	(13)%

Gross Profit Per Unit:
Retail new vehicles	$4,986	$6,686	(25)%	$5,215	$6,624	(21)%
Fleet new vehicles	$2,099	$2,235	(6)%	$2,065	$2,285	(10)%
New vehicles	$4,924	$6,609	(25)%	$5,152	$6,555	(21)%
Used vehicles	$1,618	$1,663	(3)%	$1,593	$1,718	(7)%
Finance, insurance and other, net	$2,522	$2,422	4%	$2,452	$2,407	2%

NM = Not Meaningful

Note: All currently operating franchised dealership stores are included within the same store group as of the first full month following the first anniversary of the store’s opening or acquisition.

EchoPark Segment - Reported

	Three Months Ended June 30,		Better / (Worse)	Six Months Ended June 30,		Better / (Worse)
	2023	2022	% Change	2023	2022	% Change
	(In millions, except unit and per unit data)
Revenues:
Retail new vehicles	$—	$1.3	(100)%	$1.0	$5.7	(82)%
Used vehicles	524.0	574.5	(9)%	1,096.5	1,089.8	1%
Wholesale vehicles	35.5	42.0	(15)%	62.5	104.5	(40)%
Total vehicles	559.5	617.8	(9)%	1,160.0	1,200.0	(3)%
Finance, insurance and other, net	41.1	43.1	(5)%	91.1	83.0	10%
Total revenues	600.6	660.9	(9)%	1,251.1	1,283.0	(2)%
Gross Profit:
Retail new vehicles	—	0.6	(100)%	0.1	1.6	(94)%
Used vehicles	(14.3)	2.4	(696)%	(26.2)	3.1	(945)%
Wholesale vehicles	—	1.7	(100)%	1.2	3.4	(65)%
Total vehicles	(14.3)	4.7	(404)%	(24.9)	8.1	(407)%
Finance, insurance and other, net	41.1	43.1	(5)%	91.1	83.0	10%
Total gross profit	26.8	47.8	(44)%	66.2	91.1	(27)%
Selling, general and administrative expenses	(66.6)	(73.0)	9%	(140.4)	(144.1)	3%
Impairment charges	(62.6)	—	(100)%	(62.6)	—	(100)%
Depreciation and amortization	(7.4)	(5.8)	(28)%	(14.4)	(10.9)	(32)%
Operating income (loss)	(109.8)	(31.0)	(254)%	(151.2)	(63.9)	(137)%
Other income (expense):
Interest expense, floor plan	(4.8)	(2.2)	(118)%	(9.3)	(3.9)	(138)%
Interest expense, other, net	(0.9)	(1.1)	18%	(1.8)	(1.8)	—%
Other income (expense), net	0.1	0.1	—%	—	—	—%
Total other income (expense)	(5.6)	(3.2)	(75)%	(11.1)	(5.7)	(95)%
Income (loss) before taxes	(115.4)	(34.2)	(237)%	(162.3)	(69.6)	(133)%
Add: Impairment charges	62.6	—	100%	62.6	—	100%
Segment income (loss)	$(52.8)	$(34.2)	(54)%	$(99.7)	$(69.6)	(43)%

Unit Sales Volume:
Retail new vehicles	—	37	(100)%	11	81	(86)%
Used vehicles	17,084	16,496	4%	37,064	31,427	18%
Wholesale vehicles	3,235	2,694	20%	6,151	6,343	(3)%

Gross Profit Per Unit:
Total used vehicle and F&I	$1,569	$2,751	(43)%	$1,750	$2,730	(36)%

NM = Not Meaningful

EchoPark Segment - Same Market

	Three Months Ended June 30,		Better / (Worse)	Six Months Ended June 30,		Better / (Worse)
	2023	2022	% Change	2023	2022	% Change
	(In millions, except unit and per unit data)
Revenues:
Used vehicles	$422.3	$338.7	25%	$875.9	$621.2	41%
Wholesale vehicles	23.7	26.8	(12)%	43.9	72.2	(39)%
Total vehicles	446.0	365.5	22%	919.8	693.4	33%
Finance, insurance and other, net	33.0	25.2	31%	73.4	47.5	55%
Total revenues	479.0	390.7	23%	993.2	740.9	34%
Gross Profit:
Used vehicles	(2.2)	(2.1)	(5)%	(10.6)	(5.4)	(96)%
Wholesale vehicles	0.1	1.3	(92)%	1.1	3.0	(63)%
Total vehicles	(2.1)	(0.8)	(163)%	(9.5)	(2.4)	(296)%
Finance, insurance and other, net	33.0	25.2	31%	73.4	47.5	55%
Total gross profit	$30.9	$24.4	27%	$63.9	$45.1	42%

Unit Sales Volume:
Used vehicles	13,732	10,104	36%	29,823	18,791	59%
Wholesale vehicles	2,462	1,849	33%	4,736	4,452	6%

Gross Profit Per Unit:
Total used vehicle and F&I	$2,244	$2,290	(2)%	$2,107	$2,241	(6)%

Note: All currently operating EchoPark stores in a local geographic market are included within the same market group as of the first full month following the first anniversary of the market's opening.

Powersports Segment - Reported

	Three Months Ended June 30,		Better / (Worse)	Six Months Ended June 30,		Better / (Worse)
	2023	2022	% Change	2023	2022	% Change
	(In millions, except unit and per unit data)
Revenues:
Retail new vehicles	$24.9	$1.2	NM	$45.7	$2.5	NM
Used vehicles	7.4	1.9	NM	12.3	2.9	NM
Wholesale vehicles	0.4	0.2	NM	0.5	0.2	NM
Total vehicles	32.7	3.3	NM	58.5	5.6	NM
Parts, service and collision repair	10.3	1.1	NM	17.0	1.8	NM
Finance, insurance and other, net	2.0	0.3	NM	3.5	0.5	NM
Total revenues	45.0	4.7	NM	79.0	7.9	NM
Gross Profit:
Retail new vehicles	4.5	0.4	NM	8.5	0.6	NM
Used vehicles	1.3	0.5	NM	2.4	0.7	NM
Wholesale vehicles	—	—	NM	(0.1)	—	NM
Total vehicles	5.8	0.9	NM	10.8	1.3	NM
Parts, service and collision repair	5.0	0.5	NM	8.3	0.9	NM
Finance, insurance and other, net	2.0	0.3	NM	3.5	0.5	NM
Total gross profit	12.8	1.7	NM	22.6	2.7	NM
Selling, general and administrative expenses	(9.2)	(2.3)	NM	(17.0)	(2.8)	NM
Depreciation and amortization	(0.8)	(0.1)	NM	(1.6)	(0.2)	NM
Operating income (loss)	2.8	(0.7)	NM	4.0	(0.3)	NM
Other income (expense):
Interest expense, floor plan	(0.3)	—	NM	(0.4)	—	NM
Interest expense, other, net	(0.5)	—	NM	(1.1)	—	NM
Other income (expense), net	—	—	NM	0.1	—	NM
Total other income (expense)	(0.8)	—	NM	(1.4)	—	NM
Income (loss) before taxes	2.0	(0.7)	NM	2.6	(0.3)	NM
Add: Impairment charges	—	—	NM	—	—	NM
Segment income (loss)	$2.0	$(0.7)	NM	$2.6	$(0.3)	NM

Unit Sales Volume:
Retail new vehicles	1,396	48	NM	2,503	89	NM
Used vehicles	691	112	NM	1,135	176	NM
Wholesale vehicles	50	—	NM	57	—	NM

Gross Profit Per Unit:
Retail new vehicles	$3,235	$7,401	NM	$3,385	$7,156	NM
Used vehicles	$1,942	$4,196	NM	$2,093	$4,028	NM
Finance, insurance and other, net	$952	$1,933	NM	$964	$1,818	NM

NM = Not Meaningful

Note: Year-over-year comparative financial results are not meaningful due to the timing of acquisitions of Horny Toad Harley-Davidson in Temple, Texas (one store acquired in January 2022), Team Mancuso Powersports in Houston, Texas (seven stores acquired in August 2022), and Black Hills Harley-Davidson in Sturgis, South Dakota (five stores acquired in February 2023).

Non-GAAP Reconciliation - Consolidated - SG&A Expenses

	Three Months Ended June 30,		Better / (Worse)
	2023	2022	Change	% Change
	(In millions)
Reported:
Compensation	$261.0	$266.4	$5.4	2%
Advertising	22.8	25.6	2.8	11%
Rent	11.5	13.7	2.2	16%
Other	96.6	97.1	0.5	1%
Total SG&A expenses	$391.9	$402.8	$10.9	3%
Adjustments:
Acquisition and disposition-related gain (loss)	$20.7	$—
Hail and storm damage charges	(1.9)	—
Lease exit charges	(0.4)	—
Severance and long-term compensation charges	(2.2)	(4.4)
Total SG&A adjustments	$16.2	$(4.4)
Adjusted:
Total adjusted SG&A expenses	$408.1	$398.4	$(9.7)	(2)%

Reported:
SG&A expenses as a % of gross profit:
Compensation	45.9%	45.2%	(70)	bps
Advertising	4.0%	4.3%	30	bps
Rent	2.0%	2.3%	30	bps
Other	17.0%	16.6%	(40)	bps
Total SG&A expenses as a % of gross profit	68.9%	68.4%	(50)	bps

Adjustments:
Acquisition and disposition-related gain (loss)	2.0%	—%
Hail and storm damage charges	(0.2)%	—%
Lease exit charges	—%	—%
Severance and long-term compensation charges	(0.2)%	(0.7)%
Total effect of adjustments	1.6%	(0.7)%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	70.5%	67.7%	(280)	bps

Reported:
Total gross profit	$568.9	$588.8	$(19.9)	(3)%
Adjustments:
Used vehicle inventory valuation adjustment	$10.0	$—
Total adjustments	$10.0	$—
Adjusted:
Total adjusted gross profit	$578.9	$588.8	$(9.9)	(2)%

Non-GAAP Reconciliation - Consolidated - SG&A Expenses (Continued)

	Six Months Ended June 30,		Better / (Worse)
	2023	2022	Change	% Change
	(In millions)
Reported:
Compensation	$519.7	$518.9	$(0.8)	—%
Advertising	48.9	51.7	2.8	5%
Rent	22.8	26.4	3.6	14%
Other	213.3	192.8	(20.5)	(11)%
Total SG&A expenses	$804.7	$789.8	$(14.9)	(2)%
Adjustments:
Acquisition and disposition-related gain (loss)	$20.7	$—
Hail and storm damage charges	(1.9)	—
Lease exit charges	(0.4)	—
Severance and long-term compensation charges	(4.2)	(4.4)
Total SG&A adjustments	$14.2	$(4.4)
Adjusted:
Total adjusted SG&A expenses	$818.9	$785.4	$(33.5)	(4)%

Reported:
SG&A expenses as a % of gross profit:
Compensation	46.3%	44.7%	(160)	bps
Advertising	4.4%	4.5%	10	bps
Rent	2.0%	2.3%	30	bps
Other	19.0%	16.6%	(240)	bps
Total SG&A expenses as a % of gross profit	71.7%	68.1%	(360)	bps
Adjustments:
Acquisition and disposition-related gain (loss)	0.9%	—%
Hail and storm damage charges	(0.1)%	—%
Lease exit charges	—%	—%
Severance and long-term compensation charges	(0.2)%	(0.4)%
Total effect of adjustments	0.6%	(0.4)%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	72.3%	67.7%	(460)	bps

Reported:
Total gross profit	$1,122.5	$1,160.1	$(37.6)	(3)%
Adjustments:
Used vehicle inventory valuation adjustment	$10.0	$—
Total adjustments	$10.0	$—
Adjusted:
Total adjusted gross profit	$1,132.5	$1,160.1	$(27.6)	(2)%

Non-GAAP Reconciliation - Franchised Dealerships Segment - SG&A Expenses

	Three Months Ended June 30,		Better / (Worse)
	2023	2022	Change	% Change
	(In millions)
Reported:
Compensation	$219.0	$225.9	$6.9	3%
Advertising	8.7	7.8	(0.9)	(12)%
Rent	9.4	11.0	1.6	15%
Other	79.0	82.8	3.8	5%
Total SG&A expenses	$316.1	$327.5	$11.4	3%
Adjustments:
Acquisition and disposition-related gain (loss)	$20.9	$—
Hail and storm damage charges	(1.9)	—
Long-term compensation charges	—	(4.4)
Total SG&A adjustments	$19.0	$(4.4)
Adjusted:
Total adjusted SG&A expenses	$335.1	$323.1	$(12.0)	(4)%

Reported:
SG&A expenses as a % of gross profit:
Compensation	41.4%	41.9%	50	bps
Advertising	1.6%	1.4%	(20)	bps
Rent	1.8%	2.0%	20	bps
Other	14.9%	15.4%	50	bps
Total SG&A expenses as a % of gross profit	59.7%	60.7%	100	bps
Adjustments:
Acquisition and disposition-related gain (loss)	4.0%	—%
Hail and storm damage charges	(0.4)%	—%
Long-term compensation charges	—%	(0.8)%
Total effect of adjustments	3.6%	(0.8)%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	63.3%	59.9%	(340)	bps

Reported:
Total gross profit	$529.3	$539.3	$(10.0)	(2)%

Non-GAAP Reconciliation - Franchised Dealerships Segment - SG&A Expenses (Continued)

	Six Months Ended June 30,		Better / (Worse)
	2023	2022	Change	% Change
	(In millions)
Reported:
Compensation	$432.8	$441.0	$8.2	2%
Advertising	18.6	15.6	(3.0)	(19)%
Rent	19.5	21.9	2.4	11%
Other	176.4	164.4	(12.0)	(7)%
Total SG&A expenses	$647.3	$642.9	$(4.4)	(1)%
Adjustments:
Acquisition and disposition-related gain (loss)	$20.9	$—
Hail and storm damage charges	(1.9)	—
Long-term compensation charges	—	(4.4)
Total SG&A adjustments	$19.0	$(4.4)
Adjusted:
Total adjusted SG&A expenses	$666.3	$638.5	$(27.8)	(4)%

Reported:
SG&A expenses as a % of gross profit:
Compensation	41.9%	41.4%	(50)	bps
Advertising	1.8%	1.5%	(30)	bps
Rent	1.9%	2.1%	20	bps
Other	17.0%	15.3%	(170)	bps
Total SG&A expenses as a % of gross profit	62.6%	60.3%	(230)	bps
Adjustments:
Acquisition and disposition-related gain (loss)	2.1%	—%
Hail and storm damage charges	(0.2)%	—%
Long-term compensation charges	—%	(0.4)%
Total effect of adjustments	1.9%	(0.4)%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	64.5%	59.9%	(460)	bps

Reported:
Total gross profit	$1,033.6	$1,066.3	$(32.7)	(3)%

Non-GAAP Reconciliation - EchoPark Segment - SG&A Expenses

	Three Months Ended June 30,		Better / (Worse)
	2023	2022	Change	% Change
	(In millions)
Reported:
Compensation	$35.4	$38.6	$3.2	8%
Advertising	13.7	17.8	4.1	23%
Rent	2.1	2.7	0.6	22%
Other	15.4	13.9	(1.5)	(11)%
Total SG&A expenses	$66.6	$73.0	$6.4	9%
Adjustments:
Acquisition and disposition-related gain (loss)	$(0.2)	$—
Lease exit charges	(0.4)	—
Severance charges	(2.2)	—
Total SG&A adjustments	$(2.8)	$—
Adjusted:
Total adjusted SG&A expenses	$63.8	$73.0	$9.2	12.6%

Reported:
SG&A expenses as a % of gross profit:
Compensation	132.2%	80.8%	NM
Advertising	51.2%	37.1%	NM
Rent	8.0%	5.7%	(230)	bps
Other	57.1%	29.0%	NM
Total SG&A expenses as a % of gross profit	248.5%	152.6%	NM
Adjustments:
Acquisition and disposition-related gain (loss)	(5.4)%	—%
Lease exit charges	(10.7)%	—%
Severance charges	(58.9)%	—%
Total effect of adjustments	(75.0)%	—%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	173.5%	152.6%	NM

Reported:
Total gross profit	$26.8	$47.8	$(21.0)	(44)%
Adjustments:
Used vehicle inventory valuation adjustment	$10.0	$—
Total adjustments	$10.0	$—
Adjusted:
Total adjusted gross profit	$36.8	$47.8	$(11.0)	(23)%

NM = Not Meaningful

Non-GAAP Reconciliation - EchoPark Segment - SG&A Expenses (Continued)

	Six Months Ended June 30,		Better / (Worse)
	2023	2022	Change	% Change
	(In millions)
Reported:
Compensation	$75.1	$75.7	$0.6	1%
Advertising	29.5	36.0	6.5	18%
Rent	3.2	4.5	1.3	29%
Other	32.6	27.9	(4.7)	(17)%
Total SG&A expenses	$140.4	$144.1	$3.7	3%
Adjustments:
Acquisition and disposition-related gain (loss)	$(0.2)	$—
Lease exit charges	(0.4)	—
Severance and long-term compensation charges	(4.2)	—
Total SG&A adjustments	$(4.8)	$—
Adjusted:
Total adjusted SG&A expenses	$135.6	$144.1	$8.5	5.9%

Reported:
SG&A expenses as a % of gross profit:
Compensation	113.4%	83.1%	NM
Advertising	44.5%	39.6%	(490)	bps
Rent	4.9%	4.9%	—	bps
Other	49.2%	30.6%	NM
Total SG&A expenses as a % of gross profit	212.0%	158.2%	NM
Adjustments:
Acquisition and disposition-related gain (loss)	(1.4)%	—%
Lease exit charges	(2.8)%	—%
Severance and long-term compensation charges	(29.8)%	—%
Total effect of adjustments	(34.1)%	—%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	177.9%	158.2%	NM

Reported:
Total gross profit	$66.2	$91.1	$(24.9)	(27)%
Adjustments:
Used vehicle inventory valuation adjustment	$10.0	$—
Total adjustments	$10.0	$—
Adjusted:
Total adjusted gross profit	$76.2	$91.1	$(14.9)	(16)%

NM = Not Meaningful

Non-GAAP Reconciliation - Powersports Segment - SG&A Expenses

	Three Months Ended June 30,		Better / (Worse)
	2023	2022	Change	% Change
	(In millions)
Reported:
Compensation	$6.6	$1.9	$(4.7)	NM
Advertising	0.4	—	(0.4)	NM
Rent	—	—	—	NM
Other	2.2	0.4	(1.8)	NM
Total SG&A expenses	$9.2	$2.3	$(6.9)	NM

Reported:
SG&A expenses as a % of gross profit:
Compensation	51.3%	110.8%	NM
Advertising	2.9%	2.3%	NM
Rent	0.2%	—%	NM
Other	17.2%	22.0%	NM
Total SG&A expenses as a % of gross profit	71.6%	135.1%	NM

Reported:
Total gross profit	$12.8	$1.7	$11.1	NM
NM = Not Meaningful

	Six Months Ended June 30,		Better / (Worse)
	2023	2022	Change	% Change
	(In millions)
Reported:
Compensation	$11.8	$2.2	$(9.6)	NM
Advertising	0.8	0.1	(0.7)	NM
Rent	0.1	—	(0.1)	NM
Other	4.3	0.5	(3.8)	NM
Total SG&A expenses	$17.0	$2.8	$(14.2)	NM

Reported:
SG&A expenses as a % of gross profit:
Compensation	52.4%	80.0%	NM
Advertising	3.5%	2.2%	NM
Rent	0.3%	—%	NM
Other	19.0%	21.3%	NM
Total SG&A expenses as a % of gross profit	75.2%	103.5%	NM

Reported:
Total gross profit	$22.6	$2.7	$19.9	NM
NM = Not Meaningful

Non-GAAP Reconciliation - Franchised Dealerships Segment - Income (Loss) Before Taxes and Segment Income (Loss)

	Three Months Ended June 30,			Six Months Ended June 30,
	2023	2022	% Change	2023	2022	% Change
	(In millions)
Reported:
Income (loss) before taxes	$145.9	$162.1	(10)%	$255.8	$326.0	(22)%
Add: Impairment charges	—	—		—	—
Segment income (loss)	$145.9	$162.1	(10)%	$255.8	$326.0	(22)%

Adjustments:
Acquisition and disposition-related (gain) loss	$(20.9)	$—		$(20.9)	$—
Hail and storm damage charges	1.9	—		1.9	—
Long-term compensation charges	—	4.4		—	4.4
Total pre-tax adjustments	$(19.0)	$4.4		$(19.0)	$4.4

Adjusted:
Segment income (loss)	$126.9	$166.5	(24)%	$236.8	$330.4	(28)%

Non-GAAP Reconciliation - EchoPark Segment - Income (Loss) Before Taxes and Segment Income (Loss)

	Three Months Ended June 30,			Six Months Ended June 30,
	2023	2022	% Change	2023	2022	% Change
	(In millions)
Reported:
Income (loss) before taxes	$(115.4)	$(34.2)	(237)%	$(162.3)	$(69.6)	(133)%
Add: Impairment charges	62.6	—		62.6	—
Segment income (loss)	$(52.8)	$(34.2)	(54)%	$(99.7)	$(69.6)	(43)%

Adjustments:
Acquisition and disposition-related (gain) loss	$0.2	$—		$0.2	$—
Lease exit charges	0.4	—		0.4	—
Severance and long-term compensation charges	2.2	—		4.2	—
Used vehicle inventory valuation adjustment	10.0	—		10.0	—
Total pre-tax adjustments	$12.8	$—		$14.8	$—

Adjusted:
Segment income (loss)	$(40.0)	$(34.2)	(17)%	$(84.9)	$(69.6)	(22)%

Non-GAAP Reconciliation - Powersports Segment - Income (Loss) Before Taxes and Segment Income (Loss)

	Three Months Ended June 30,			Six Months Ended June 30,
	2023	2022	% Change	2023	2022	% Change
	(In millions)
Reported:
Income (loss) before taxes	$2.0	$(0.7)	NM	$2.6	$(0.3)	NM
Add: Impairment charges	—	—		—	—
Segment income (loss)	$2.0	$(0.7)	NM	2.6	(0.3)	NM
NM = Not Meaningful

Non-GAAP Reconciliation - Consolidated - Net Income (Loss) and Diluted Earnings (Loss) Per Share

	Three Months Ended June 30, 2023			Three Months Ended June 30, 2022
	Weighted- Average Shares	Amount	Per Share Amount	Weighted- Average Shares	Amount	Per Share Amount
	(In millions, except per share amounts)
Reported net income (loss), diluted shares, and diluted earnings (loss) per share	36.0	$23.4	$0.65	40.5	$94.8	$2.34
Adjustments:
Acquisition and disposition-related gain (loss)		$(20.7)			$—
Hail and storm damage charges		1.9			—
Impairment charges		62.6			—
Lease exit charges		0.4			—
Severance and long-term compensation charges		2.2			4.4
Used vehicle inventory valuation adjustment		10.0			—
Total pre-tax items of interest		$56.4			$4.4
Tax effect of above items		(13.8)			—
Adjusted net income (loss), diluted shares, and diluted earnings (loss) per share	36.0	$66.0	$1.83	40.5	$99.2	$2.45

	Six Months Ended June 30, 2023			Six Months Ended June 30, 2022
	Weighted- Average Shares	Net Income (Loss)	Per Share Amount	Weighted- Average Shares	Net Income (Loss)	Per Share Amount
	(In millions, except per share amounts)
Reported net income (loss), diluted shares, and diluted earnings (loss) per share	36.5	$71.1	$1.95	41.2	$192.1	$4.67
Adjustments:
Acquisition and disposition-related gain (loss)		$(20.7)			$—
Hail and storm damage charges		1.9			—
Impairment charges		62.6			—
Lease exit charges		0.4			—
Severance and long-term compensation charges		4.2			4.4
Used vehicle inventory valuation adjustment		10.0			—
Total pre-tax items of interest		$58.4			$4.4
Tax effect of above items		(14.3)			—
Adjusted net income (loss), diluted shares, and diluted earnings (loss) per share	36.5	$115.2	$3.16	41.2	$196.5	$4.77

Non-GAAP Reconciliation - Adjusted EBITDA

	Three Months Ended June 30, 2023				Three Months Ended June 30, 2022
	Franchised Dealerships Segment	EchoPark Segment	Powersports Segment	Total	Franchised Dealerships Segment	EchoPark Segment	Powersports Segment	Total
	(In millions)
Net income (loss)				$23.4				$94.8
Provision for income taxes				9.1				32.4
Income (loss) before taxes	$145.9	$(115.4)	$2.0	$32.5	$162.1	$(34.2)	$(0.7)	$127.2
Non-floor plan interest (1)	25.8	0.8	0.6	27.2	19.1	1.0	—	20.1
Depreciation and amortization (2)	29.5	7.4	0.8	37.7	26.4	5.9	0.1	32.4
Stock-based compensation expense	5.6	—	—	5.6	4.2	—	—	4.2
Loss (gain) on exit of leased dealerships	—	0.4	—	0.4	—	—	—	—
Impairment charges	—	62.6	—	62.6	—	—	—	—
Severance and long-term compensation charges	—	2.2	—	2.2	4.4	—	—	4.4
Acquisition and disposition related (gain) loss	(20.9)	0.2	—	(20.7)	0.1	—	—	0.1
Hail and storm damage charges	1.9	—	—	1.9	—	—	—	—
Used vehicle inventory valuation adjustment	—	10.0	—	10.0	—	—	—	—
Adjusted EBITDA	$187.8	$(31.8)	$3.4	$159.4	$216.3	$(27.3)	$(0.6)	$188.4

	Six Months Ended June 30, 2023				Six Months Ended June 30, 2022
	Franchised Dealerships Segment	EchoPark Segment	Powersports Segment	Total	Franchised Dealerships Segment	EchoPark Segment	Powersports Segment	Total
	(In millions)
Net income (loss)				$71.1				$192.1
Provision for income taxes				25.0				64.0
Income (loss) before taxes	$255.8	$(162.3)	$2.6	$96.1	$326.0	$(69.6)	$(0.3)	$256.1
Non-floor plan interest (1)	51.2	1.7	1.2	54.1	38.1	1.7	—	39.8
Depreciation & amortization (2)	57.7	14.4	1.5	73.6	52.3	11.0	0.2	63.5
Stock-based compensation expense	10.6	—	—	10.6	8.6	—	—	8.6
Loss (gain) on exit of leased dealerships	—	0.4	—	0.4	—	—	—	—
Impairment charges	—	62.6	—	62.6	—	—	—	—
Severance and long-term compensation charges	—	4.2	—	4.2	4.4	—	—	4.4
Acquisition and disposition related (gain) loss	(20.9)	0.2	—	(20.7)	(1.0)	—	—	(1.0)
Hail and storm damage charges	1.9	—	—	1.9	—	—	—	—
Used vehicle inventory valuation adjustment	—	10.0	—	10.0	—	—	—	—
Adjusted EBITDA	$356.3	$(68.8)	$5.3	$292.8	$428.4	$(56.9)	$(0.1)	$371.4

(1)Includes interest expense, other, net in the accompanying consolidated statements of operations, net of any amortization of debt issuance costs or net debt discount/premium included in (2) below.
(2)Includes the following line items from the accompanying consolidated statements of cash flows: depreciation and amortization of property and equipment; debt issuance cost amortization; and debt discount amortization, net of premium amortization.